Supplement to Prospectus
                                       of

                    The Wright Managed Blue Chip Series Trust
                                     for the

                       Wright Selected Blue Chip Portfolio
                                     and the

                    Wright International Blue Chip Portfolio
                                dated May 1, 2000



         As of the date of this Supplement, the Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio will no longer be available for purchase. The portfolios will be liquidated as of December 15, 2000. The proceeds of each portfolio's liquidation will be distributed proportionately to any remaining shareholders of that portfolio.

         Holders of variable contracts that use the portfolios as investment vehicles should contact the insurance company issuing the contract for information about how to change funds underlying their contracts.







         September 12, 2000